iShares®

iShares Trust

Supplement dated September 27, 2018 (the “Supplement”)

to the Summary Prospectus, Prospectus,

and Statement of Additional Information (the “SAI”),

each dated August 1, 2018,

for the iShares Russell Mid-Cap ETF (IWR)

(the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for the Fund at the ratio indicated below. The record date for the stock split will be October 23, 2018, and the stock split will be effectuated after the close of trading on October 25, 2018:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares Russell Mid-Cap ETF	IWR	4 for 1

The Creation Unit size for the Fund will remain 50,000 shares per unit. Shares of the Fund will begin trading on a split-adjusted basis on October 26, 2018.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IWR-0918

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE